Company financial information (Parent Corporation)	12 Months Ended
Dec. 31, 2024
Condensed Financial Information Disclosure [Abstract]
Company financial information (Parent Corporation)	Company financial information (Parent Corporation)
In connection with our single point of entry resolution strategy, we have established an intermediate holding company (“IHC”) to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement requires the Parent to transfer cash and other liquid financial assets to the IHC on an ongoing basis, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. The IHC has provided unsecured subordinated funding notes to the Parent as well as a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected financial resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the federal and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements and buffers imposed on banks. As of Dec. 31, 2024, our bank subsidiaries exceeded these requirements.

Subsequent to Dec. 31, 2024, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $82 million, without the need for a regulatory waiver. In addition, at Dec. 31, 2024, non-bank subsidiaries of the Parent had liquid assets of approximately $3.8 billion.

The bank subsidiaries declared dividends of $4.3 billion in 2024, $3.5 billion in 2023 and $1.0 billion in 2022. The Federal Reserve and the Office of the Comptroller of the Currency have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice.

In January 2023, we announced a share repurchase program approved by our Board of Directors providing for the repurchase of up to $5.0 billion of common shares beginning Jan. 1, 2023. This new share repurchase plan replaced all previously authorized share repurchase plans.

In April 2024, we announced a new authorization providing for the repurchase of $6.0 billion of common shares in addition to any remaining capacity under the existing January 2023 authorization.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to the Parent and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2024	2023	2022
Dividends from bank subsidiaries	$4,256	$3,472	$1,006
Dividends from non-bank subsidiaries	1,616	1,070	880
Interest income from bank subsidiaries	53	71	25
Interest income from non-bank subsidiaries	70	64	37
(Loss) on securities held for sale	(2)	(1)	—
Other revenue	51	83	57
Total revenue	6,044	4,759	2,005
Interest expense (including $20, $23 and $10, to subsidiaries, respectively)	1,838	1,716	853
Other expense	200	291	433
Total expense	2,038	2,007	1,286
Income before income taxes and equity in undistributed net income of subsidiaries	4,006	2,752	719
(Benefit) for income taxes	(438)	(258)	(190)
Equity in undistributed net income:
Bank subsidiaries (a)	(131)	(295)	1,685
non-bank subsidiaries (a)	217	587	(38)
Net income (a)	4,530	3,302	2,556
Preferred stock dividends and redemption charge	(194)	(235)	(211)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation (a)	$4,336	$3,067	$2,345
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2024	2023
Assets:
Cash and due from banks	$117	$229
Investment in and advances to subsidiaries and associated companies:
Banks (a)	34,315	34,087
Other (a)	39,712	38,831
Subtotal	74,027	72,918
Corporate-owned life insurance	809	796
Other assets	436	363
Total assets	$75,389	$74,306
Liabilities:
Deferred compensation	$369	$367
Affiliate borrowings	1,850	1,294
Other liabilities	2,025	1,889
Long-term debt	29,827	29,986
Total liabilities	34,071	33,536
Shareholders’ equity (a)	41,318	40,770
Total liabilities and shareholders’ equity	$75,389	$74,306
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2024	2023	2022
Operating activities:
Net income (a)	$4,530	$3,302	$2,556
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Equity in undistributed net (income) of subsidiaries (a)	(86)	(292)	(1,647)
Change in accrued interest receivable	(30)	24	(8)
Change in accrued interest payable	54	24	78
Change in taxes payable (b)	(3)	395	(3)
Other, net	(67)	86	221
Net cash provided by operating activities	4,398	3,539	1,197
Investing activities:
Acquisitions of, investments in, and advances to subsidiaries (c)	(497)	592	(1,962)
Other, net	(4)	—	—
Net cash (used for) provided by investing activities	(501)	592	(1,962)
Financing activities:
Proceeds from issuance of long-term debt	5,237	5,988	9,179
Repayments of long-term debt	(5,213)	(6,055)	(4,000)
Change in advances from subsidiaries	556	364	(2,917)
Issuance of common stock	17	16	23
Treasury stock acquired	(3,064)	(2,604)	(124)
Redemption of preferred stock	—	(500)	—
Cash dividends paid	(1,542)	(1,487)	(1,376)
Net cash (used for) provided by financing activities	(4,009)	(4,278)	785
Change in cash and due from banks	(112)	(147)	20
Cash and due from banks at beginning of year	229	376	356
Cash and due from banks at end of year	$117	$229	$376
Supplemental disclosures
Interest paid	$1,783	$1,693	$774
Income taxes refunded	—	2	—
(a)    Results for the years ended Dec. 31, 2023 and Dec. 31, 2022 were restated to reflect the retrospective application of adopting new accounting guidance in 2024 related to our investments in renewable energy projects using the proportional amortization method (ASU 2023-02). See Note 2 of the Notes to Consolidated Financial Statements for additional information.
(b)    Includes payments received from subsidiaries for taxes of $1,075 million in 2024, $986 million in 2023 and $70 million in 2022.
(c) Includes $1,456 million of cash outflows, net of $959 million of cash inflows in 2024, $1,963 million of cash outflows, net of $2,555 million of cash inflows in 2023 and $2,778 million of cash outflows, net of $816 million of cash inflows in 2022.